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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

      Date of Report (Date of earliest event reported): September 19, 2006

                             SLADE'S FERRY BANCORP
             (Exact name of registrant as specified in its charter)

         Massachusetts                  000-23904                 04-3061936
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

      100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

(d) On September 19, 2006, Slade's Ferry Bancorp (the "Company") appointed William J. Piccerelli to the Company's Board of Directors. Mr. Piccerelli, age 61, is a certified public accountant and a founder of and partner in the accounting firm of Piccerelli, Gilstein & Co., LLP in Providence, Rhode Island.

      Mr. Piccerelli will serve on the Company's Audit Committee. The Company's Board of Directors has determined that Mr. Piccerelli qualifies as an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission.

      A copy of the Company's press release announcing the foregoing is attached is Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

      99.1      Press release of Slade's Ferry Bancorp dated September 25, 2006.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SLADE'S FERRY BANCORP
                                         ---------------------
                                         (Registrant)


                                  By:    /s/ Deborah A. McLaughlin
                                         ----------------------------------
                                  Name:  Deborah A. McLaughlin
                                  Title: Executive Vice President and Chief
                                         Financial Officer/Chief Operations
                                         Officer

Date:  September 25, 2006